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                                                                   EXHIBIT 10.24
                                                                   -------------

                              AMENDMENT OF LEASE

                                    BETWEEN

                    TRIANGLE SERVICE CENTER, INC., LANDLORD

                                      AND

                        PARADIGM GENETICS, INC., TENANT

                                  BUILDING 6
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STATE OF NORTH CAROLINA
                                                             AMENDMENT OF LEASE
COUNTY OF DURHAM


     THIS AMENDMENT OF LEASE ("Amendment"), made this ____ day of ________________, 1998, between TRIANGLE SERVICE CENTER, INC. a North Carolina Corporation, hereinafter called "Landlord", and PARADIGM GENETICS, INC., a North Carolina corporation, hereinafter called "Tenant", which terms "Landlord" and "Tenant" shall include, wherever the context admits or requires, singular or plural, and the heirs, legal representatives, successors and assigns of the respective parties;

     WHEREAS, Landlord and Tenant have entered into that certain Agreement of Lease dated February 20, 1998 (the "Lease") of the premises described therein being a portion of Building No. 6, Park Research Center, Research Triangle Park, North Carolina containing approximately 7,224.32 of rentable square feet, and designated as Area A on Exhibit A to the Lease; and

     WHEREAS, Landlord and Tenant are desirous of amending the Lease Premises to include an additional one thousand eight hundred sixty-four and 43/100 (1,864.43) of rentable square feet contained within Building No. 6 designated Area B on Exhibit A to the Lease Agreement and to increase the monthly base rent by $17.85 per square foot for the additional rentable square footage of Area B, the subject of this Amendment of Lease;

     NOW, THEREFORE, in consideration of the Premises, the mutual covenants herein contained and other valuable considerations, the suffiiciency of which is hereby acknowledged, Landlord and Tenant agree to amend the Lease between the Parties effective July 1, 1998 as follows:

     1. Section 1. "Premises" is deleted in its entirety and the following new
                   ----------
Section 1. is substituted in lieu thereof:

          1.   PREMISES. Landlord, in consideration of the covenants of Tenant,
               --------
               does hereby lease and demise unto Tenant, and Tenant does hereby agree to take and lease from Landlord, upon the following terms, covenants, conditions and stipulations, for the term hereinafter specified, the following described premises:

                    Building Number 6 containing approximately nine thousand eighty-eight (9,088.75) rentable square feet being more particularly shown as Area A and Area B on capital Exhibit A attached hereto and incorporated herein (the "Premises"), located in the Research Triangle Park, Durham County, North Carolina, the project being known as Park Research Center, more particularly shown on Exhibit B attached hereto and incorporated herein ("Project").

                                       2
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     2. Subsection 5(a) "Rental" "Base Rent" is deleted in its entirety and the following new Section 5(a) is substituted in lieu thereof:

          5.   Rental.
                      (a) Base Rent. Tenant shall pay to Landlord as gross base
                          ---------
               rental ("Base Rent") for the Premises during the term of this Lease, the sum per month set opposite the month of the term of this Lease set forth below, which shall be paid in the amount set forth below:

               Months     Rate          Monthly Base Rent   Annualized Base Rent
               ------     ----          -----------------   --------------------
               7/1/98-    $17.85 S.F    $13,519.04                 $162,228.48
               2/28/99

               Each installment of Gross Base Rent shall be due and payable in advance on the first day of each and every calendar month of the term of this Lease, and shall be payable without demand or offset. Landlord will exercise commercially reasonable efforts to cause the Landlord Improvements to be completed on schedule but makes no representations to Tenant that Landlord's agents and contractors will complete said work within the schedule.

Except as herein amended and modified, all terms and conditions of the Lease shall remain in full force and effect.

         IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease Amendment effective the day of year of first above written.

                                        LANDLORD:

                                        TRIANGLE SERVICE CENTER, INC. a
                                        North Carolina Corporation
ATTEST:
                                            /s/ James O. Roberson
________________                        By:________________________________
Secretary                                  James O. Roberson, President

                                        TENANT:

                                        PARADIGM GENETICS, INC.
ATTEST:
                                            /s/ John A. Ryals
_______________                         By:________________________________
Sccretary                                  John A. Ryals, CEO and President

                                       3
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                                    EXHIBIT A

                             DESCRIPTION OF PREMISES

     Building Number 6 containing approximately nine thousand eight-eight (9,088.75) rentable square feet being more particularly shown as Area A and Area B on Exhibit A attached to the Lease and incorporated herein by reference (the
     ---------
"Premises"), located in the Research Triangle Park, Durham County, North Carolina, the project being known as Park Research Center, more particularly shown on Exhibit B attached to the Lease and incorporated herein by reference
         ---------
("Project").

                                       4
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NORTH CAROLINA

WAKE COUNTY

     This is to certify that on the ______ day of __________, 1998, before me personally came James O. Roberson, President, with whom I am personally acquainted who being by me duly sworn, says that he is the President and ________ is the Assistant Secretary of Triangle Service Center, Inc. which executed the foregoing instrument; that he knows the common seal of said corporation; that the seal affixed to the foregoing instrument is said common seal, and the name of the corporation was subscribed thereto by the said ____ and that the President and Assistant Secretary subscribed their names thereto and said common seal was affixed, or by order of the Board of Directors of said corporation, and that the said instrument is the act and deed of said corporation.

     WITNESS my hand and official stamp or seal this ________ day of _________, 1998.


                                        ---------------------------
                                        Notary Public

My Commission Expires:

------------------------

                                       5
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NORTH CAROLINA

WAKE COUNTY

     This is to certify that on the ______ day of __________, 1998, before me personally came John Ryals, President, with whom I am personally acquainted who being by me duly sworn, says that he is the President and ________ is the CEO of Paradigm Genetics, Inc. which executed the foregoing instrument; that he knows the common seal of said corporation; that the seal affixed to the foregoing instrument is said common seal, and the name of the corporation was subscribed thereto by the said ____ and that the President subscribed their names thereto and said common seal was affixed, or by order of the Board of Directors of said corporation, and that the said instrument is the act and deed of said corporation.

     WITNESS my hand and official stamp or seal this ________ day of _________--, 1998.


                                        ---------------------------
                                        Notary Public

My Commission Expires:

------------------------

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